SUPPLEMENT DATED OCTOBER 9, 2024 TO THE FOLLOWING
INITIAL SUMMARY PROSPECTUSES DATED MAY 1, 2024

New York Life Premier Advisory Variable Annuity New York Life Premier Plus Variable Annuity II New York Life Flexible Premium Variable Annuity III	New York Life Premier Variable Annuity II New York Life Premier Variable Annuity - FP Series
TO THE FOLLOWING PROSPECTUSES
AND UPDATING SUMMARY PROSPECTUSES
DATED MAY 1, 2024

New York Life
Elite Variable Annuity
New York Life
Essentials Variable Annuity
New York Life Flexible Premium Variable Annuity
New York Life Flexible Premium Variable Annuity II
New York Life Flexible Premium Variable Annuity III
New York Life Premier Advisory Variable Annuity
New York Life Premier Plus Variable Annuity
New York Life Premier Plus Variable Annuity II

New York Life Premier Variable Annuity
New York Life Premier Variable Annuity II
New York Life Premier Variable Annuity - FP Series
New York Life Premium Plus Elite Variable Annuity
New York Life Premium Plus II Variable Annuity
New York Life Premium Plus Variable Annuity
New York Life Variable Annuity

TO THE FOLLOWING PROSPECTUSES DATED MAY 1, 2019

New York Life Complete Access Variable Annuity New York Life Income Plus Variable Annuity	New York Life Complete Access Variable Annuity II New York Life Income Plus Variable Annuity II
AND TO THE FOLLOWING PROSPECTUSES DATED MAY 1, 2008
New York Life (formerly MainStay) Elite Variable Annuity
INVESTING IN THE FOLLOWING SEPARATE ACCOUNTS

NYLIAC Variable Annuity Separate Account-I NYLIAC Variable Annuity Separate Account-II	NYLIAC Variable Annuity Separate Account-III NYLIAC Variable Annuity Separate Account-IV
This supplement amends the prospectuses (each a “Prospectus,” and together, the “Prospectuses”) for the New York Life variable annuity policies listed above that are issued by New York Life Insurance and Annuity Corporation (“NYLIAC”). This supplement describes changes to the investment options available under such policies. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.
HARD CLOSE AND LIQUIDATION OF THE MORGAN STANLEY PORTFOLIO
The Morgan Stanley VIF U.S. Real Estate Portfolio – Class II (“Morgan Stanley Portfolio”) has announced the closure of the Morgan Stanley Portfolio at the close of business on or about December 4, 2024 (the “Hard Close Date”) and a liquidation of the Morgan Stanley Portfolio on or about December 6, 2024 (the “Liquidation Date”).
As of the Hard Close Date, no new premiums or new transfers will be accepted into the Investment Division that invests in the Morgan Stanley Portfolio.
SUBSTITUTION OF MORGAN STANLEY PORTFOLIO FOR REPLACEMENT PORTFOLIO
On the Liquidation Date, if any policyowners have not transferred their remaining Accumulation Value out of the Investment Division that invests in the Morgan Stanley Portfolio as of such date, we will transfer the Accumulation Value allocated to the Morgan Stanley Portfolio into the Investment Division that invests in the Principal VC Real Estate Securities Account – Class 2 (the “Replacement Portfolio”). All expenses incurred in connection with the substitution will be paid by either NYLIAC or an affiliate. You will not incur any fees, charges or any tax liability because of the substitution.

Prior to the Liquidation Date.
For thirty (30) days before the Liquidation Date, if you have Accumulation Value allocated to the Morgan Stanley Portfolio, you may transfer such allocations to any other available investment option without any charge or limitation (except potentially harmful transfers (see the “Limits on Transfers” section in the Prospectus for your policy)) and without the transfer counting toward the number of free transfers that otherwise may be made in a given Policy Year. Such transfer(s) will be based on the Accumulation Unit value of the Investment Division for the Morgan Stanley Portfolio as of the close of the Business Day that we receive the transfer request. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectus for your policy. Please see the Prospectus for your policy for information on how to complete transfers from the Investment Division for the Morgan Stanley Portfolio to other investment options that we currently offer.
Until the Liquidation Date, we will continue to process existing premium payments and automatic transactions (such as dollar cost averaging, automatic asset rebalancing and interest sweep) involving the Morgan Stanley Portfolio, unless you provide us with alternate allocation instructions. However, we will not accept new premium payment allocations or transfers into the Investment Division that invests in the Morgan Stanley Portfolio as of the Hard Close Date.
On the Liquidation Date.
Any of your allocations that remain in the Morgan Stanley Portfolio on the Liquidation Date will be redeemed. Those redemptions will then be used to purchase Accumulation Units in the Investment Division for the Replacement Portfolio. All policyowners affected by the substitution will receive a written confirmation of the transaction(s). The redemption and subsequent repurchase transactions required to effectuate the substitution will not be treated as transfers that count toward the number of free transfers that may otherwise be made in a given Policy Year.
Your Accumulation Value immediately prior to the Liquidation Date will be equal to your Accumulation Value immediately after the Liquidation Date; however, the number of units you receive in the Investment Division for the Replacement Portfolio may be different from the number of units in the Investment Division for the Morgan Stanley Portfolio. There will also be no change to your policy’s death benefit as a result of the substitution.
After the Liquidation Date.
Immediately following the Liquidation Date, all references to the Morgan Stanley Portfolio in your Prospectus shall be deleted. In addition, for thirty (30) days following the Liquidation Date, you may transfer all or a portion of your Accumulation Value out of the Investment Division for the Replacement Portfolio to another investment option without any charge or limitation (except potentially harmful transfers (see the “Limits on Transfers” section in the Prospectus for your Policy)) and without the transfers counting toward the number of free transfers that otherwise may be made in a given Policy Year. Such transfers will be based on the Accumulation Unit value of the Investment Division for the Replacement Portfolio as of the close of the Business Day that we receive the transfer request. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectus for your policy. Please see the Prospectus for your policy for information on how to complete transfers from the Investment Division for the Replacement Portfolio to other investment options that we currently offer.
We will also continue to process premium payments and automatic transactions (such as dollar cost averaging, automatic asset rebalancing and interest sweep) after the Liquidation Date, except that allocations previously processed to or from the Morgan Stanley Portfolio will be processed to or from the Replacement Portfolio.
A complete list of the investment options that are available under your policy is set forth in the Prospectus for your policy. Information regarding the Replacement Portfolio, including the investment objective, policies, risks and fees and expenses, is contained in the Replacement Portfolio’s prospectus. You may obtain additional copies of the Replacement Portfolio’s Prospectus or the Prospectus for your policy by calling
1-800-598-2019.
The other sections of your Prospectus remain unchanged.

New York Life Insurance and Annuity Corporation
(a Delaware Corporation)
51 Madison Avenue
New York, New York 10010